Other Noncurrent Liabilities and Deferred Credits (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Other Noncurrent Liabilities and Deferred Credits
Retirement plans and other employee benefits	$ 1,506	$ 1,495	$ 1,340
Uncertain tax positions (including accrued interest)	93	169	147
Other	69	58	59
Total other noncurrent liabilities and deferred credits	$ 1,668	$ 1,722	$ 1,546